Exhibit 99.1
March 31, 2009
Securities and Exchange Commission
460 Fifth Street N.W.
Washington, DC 20549
Re: Home Solutions of America, Inc.
Commission File Number: 001-31711
We have received a copy of the statements being made by Home Solutions of America, Inc. to be filed with the Securities and Exchange Commission, pursuant to Items 4.01 and 4.02 of Form 8-K/A dated April 1, 2009. We agree with the statements concerning our firm in such Form 8-K/A.
Sincerely,
KMJ Corbin & Company LLP